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                                 RBC FUNDS, INC.

                       SUPPLEMENT DATED DECEMBER 30, 2002
                 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
                     THE CLASS AB SHARES AND CLASS I SHARES
                              DATED AUGUST 30, 2002
                   (THE "STATEMENT OF ADDITIONAL INFORMATION")


                            RBC LARGE CAP EQUITY FUND
                             RBC MID CAP EQUITY FUND
                            RBC SMALL CAP EQUITY FUND
                             RBC QUALITY INCOME FUND
                      RBC NORTH CAROLINA TAX-FREE BOND FUND
                           RBC GOVERNMENT INCOME FUND
                                  (THE "FUNDS")


At a meeting held on December 18, 2002, shareholders of each Fund approved a new master investment advisory contract, including an investment advisory contract supplement, between RBC Funds, Inc. (the "Company"), on behalf of the Fund, and Voyageur Asset Management Inc. ("Voyageur") (the "New Agreement"). The New Agreement, which became effective as of the date hereof, replaced each Fund's former investment advisory contract with Glenwood Capital Management, Inc. ("Glenwood") (the "Former Agreement"). Voyageur and Glenwood, each an indirect wholly-owned subsidiary of Royal Bank of Canada ("RBC"), are affiliated with each other. The change of each Fund's investment adviser from Glenwood to Voyageur was part of a strategic business plan proposed by RBC Financial Group, a North American financial services organization with specialized global businesses which includes both Glenwood and Voyageur.

Voyageur is responsible for the overall management of each Fund's portfolio. Voyageur employs a team approach to the management of each Fund, except the Mid Cap Equity Fund, which will continue to be managed by Forbes Watson. Each Fund's portfolio manager or management team will have access to Voyageur's investment research and other money management resources.

In evaluating the New Agreement, the Board considered: (i) information about Voyageur's personnel and Voyageur's plans with respect to the operation and management of the Funds,
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including Voyageur's plans to employ a team approach to the management of the
Funds; (ii) data as to Voyageur's investment performance; (iii) representations by Voyageur that it would provide advisory services to the Funds of a scope and quality at least equivalent to the scope and quality of the services provided to the Funds by Glenwood under the Former Agreement; (iv) information regarding the desirability of retaining, subject to ordinary turnover, some of Glenwood's existing investment management personnel as employees of Voyageur; (v) information regarding the financial resources of Voyageur and RBC; and (vi) the advantages to the Funds of gaining access to the resources of a much larger U.S. investment advisory firm with significant depth in portfolio management talent, research capabilities and product diversification, as well as continuing access to certain members of Glenwood's existing portfolio management team who transitioned to Voyageur as part of the plan. The Board also considered that the principal terms of the New Agreement are the same as those of the Former Agreement (except for the dates of execution and termination) and that the fee rates payable by the Funds under the New Agreement are the same as those that were payable under the Former Agreement.

In addition, the Board gave weight to the following in the course of their deliberations: (1) while Voyageur and Glenwood are part of the same financial services organization, Voyageur, with approximately 65 employees and $19.5 billion under management at the time of the Board's evaluation, has more extensive investment advisory resources and experience than Glenwood; and (2) consistent with previous determinations by the Board, the advisory fee rates payable by the Funds under the New Agreement, which are the same as those that were payable under the Former Agreement, are reasonable and comparable to those paid by other funds in the Funds' peer groups.

Based upon its evaluation, the Board concluded that each Fund's engagement of Voyageur would, in its view, provide the Fund with access to highly effective management and advisory services and capabilities and that the provision of investment advisory services by Voyageur is in the best interests of each Fund. The Board concluded further that the terms of the New Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of each Fund and its shareholders. Accordingly, the directors of the Company, including the
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directors who are not "interested persons" of the Company for purposes of the
Investment Company Act of 1940, as amended, unanimously voted to approve the New Agreement for each Fund and to submit the New Agreement to each Fund's shareholders for approval. As noted above, at a meeting held on December 18, 2002, each Fund's shareholders approved the New Agreement, which became effective as of the date hereof.

Accordingly, references to "Glenwood Capital Management, Inc.," "GCM" or the "Adviser" in the Statement of Additional Information are hereby changed to mean Voyageur, unless the context requires otherwise.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE